EXHIBIT 99.2

DTE Energy®

Q4 2011

Supplemental Financial Information

DTE Energy
Q4 2011
Supplemental Financial Information

Dte Energy Company
Consolidated Statements Of Financial Position

	December 31	December 31
(in Millions)	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$68	$65
Restricted cash, principally Securitization	147	120
Accounts receivable (less allowance for doubtful accounts of $162 and $196, respectively)
Customer	1,317	1,351
Other	90	402
Inventories
Fuel and gas	572	460
Materials and supplies	219	202
Deferred income taxes	51	139
Derivative assets	222	131
Regulatory assets	314	100
Other	196	197

	3,196	3,167

Investments
Nuclear decommissioning trust funds	937	939
Other	525	518

	1,462	1,457

Property
Property, plant and equipment	22,541	21,574
Less accumulated depreciation, depletion and amortization	(8,795)	(8,582)

	13,746	12,992

Other Assets
Goodwill	2,020	2,020
Regulatory assets	4,539	4,058
Securitized regulatory assets	577	729
Intangible assets	73	67
Notes receivable	123	123
Derivative assets	74	77
Other	199	206

	7,605	7,280

Total Assets	$26,009	$24,896

DTE Energy Company
Consolidated Statements of Financial Position

	December 31	December 31
(in Millions, Except Shares)	2011	2010
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$782	$729
Accrued interest	95	111
Dividends payable	99	95
Short-term borrowings	419	150
Current portion long-term debt, including capital leases	526	925
Derivative liabilities	158	142
Other	549	597

	2,628	2,749

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,405	6,114
Securitization bonds	479	643
Junior subordinated debentures	280	—
Trust preferred-linked securities	—	289
Capital lease obligations	23	43

	7,187	7,089

Other Liabilities
Deferred income taxes	3,116	2,632
Regulatory liabilities	1,019	1,328
Asset retirement obligations	1,591	1,498
Unamortized investment tax credit	65	75
Derivative liabilities	89	110
Accrued pension liability	1,298	866
Accrued postretirement liability	1,484	1,275
Nuclear decommissioning	148	149
Other	331	358

	9,141	8,291

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,247,282 and 169,428,406 shares issued and outstanding, respectively	3,417	3,440
Retained earnings	3,750	3,431
Accumulated other comprehensive loss	(158)	(149)

Total DTE Energy Company Equity	7,009	6,722
Noncontrolling interests	44	45

Total Equity	7,053	6,767

Total Liabilities and Equity	$26,009	$24,896

DTE Energy Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2011	2010	2009
(in Millions)
Operating Activities
Net income	$720	$639	$535
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	995	1,027	1,020
Deferred income taxes	220	457	205
Asset (gains) and losses, reserves and impairments, net	(21)	(5)	(10)
Changes in assets and liabilities, exclusive of changes shown separately	94	(293)	69

Net cash from operating activities	2,008	1,825	1,819

Investing Activities
Plant and equipment expenditures — utility	(1,382)	(1,011)	(960)
Plant and equipment expenditures — non-utility	(102)	(88)	(75)
Proceeds from sale of assets	18	56	83
Restricted cash for debt redemption, principally Securitization	(5)	(32)	2
Proceeds from sale of nuclear decommissioning trust fund assets	80	377	295
Investment in nuclear decommissioning trust funds	(97)	(410)	(315)
Consolidation of VIEs	—	19	—
Investment in Millennium Pipeline Project	(3)	(49)	(15)
Other	(69)	(88)	(79)

Net cash used for investing activities	(1,560)	(1,226)	(1,064)

Financing Activities
Issuance of long-term debt, net	1,179	614	427
Redemption of long-term debt	(1,455)	(663)	(486)
Short-term borrowings, net	269	(177)	(417)
Issuance of common stock	—	36	35
Repurchase of common stock	(18)	—	—
Dividends on common stock	(389)	(360)	(348)
Other	(31)	(36)	—

Net cash used for financing activities	(445)	(586)	(789)

Net Increase (Decrease) in Cash and Cash Equivalents	3	13	(34)
Cash and Cash Equivalents at Beginning of Period	65	52	86

Cash and Cash Equivalents at End of Period	$68	$65	$52

16

The Detroit Edison Company
Consolidated Statements of Operations

	Year Ended December 31
	2011	2010	2009
(in Millions)
Operating Revenues	$5,152	$4,993	$4,714

Operating Expenses
Fuel and purchased power	1,716	1,580	1,491
Operation and maintenance	1,369	1,305	1,277
Depreciation and amortization	813	849	844
Taxes other than income	240	237	205
Asset (gains) losses and reserves, net	12	(6)	(2)

	4,150	3,965	3,815

Operating Income	1,002	1,028	899

Other (Income) and Deductions
Interest expense	289	313	325
Interest income	—	(1)	(2)
Other income	(47)	(39)	(39)
Other expenses	56	44	11

	298	317	295

Income Before Income Taxes	704	711	604

Income Tax Expense	267	270	228

Net Income	$437	$441	$376

17

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31
	2011	2010	2009
(in Millions)
Operating Revenues	$1,483	$1,628	$1,765

Operating Expenses
Cost of gas	729	855	1,037
Operation and maintenance	390	373	411
Depreciation and amortization	89	92	109
Taxes other than income	53	54	48
Asset (gains), net	—	—	(30)

	1,261	1,374	1,575

Operating Income	222	254	190

Other (Income) and Deductions
Interest expense	63	66	67
Interest income	(7)	(9)	(8)
Other income	(7)	(6)	(8)
Other expenses	5	5	6

	54	56	57

Income Before Income Taxes	168	198	133

Income Tax Expense	59	68	40

Net Income	$109	$130	$93

18

DTE Energy Debt/Equity Calculation
As of December 31, 2011
(Millions)

Short-term borrowings	$419
Current portion of long-term debt, including capital leases	526
Mortgage bonds, notes and other	6,405
Securitization bonds, excluding current portion	479
Capital lease obligations	23
Other adjustments	93
less Securitization bonds, including current portion	(643)
50% Junior Subordinated Debentures	140

Total debt	7,442
50% Junior Subordinated Debentures	140

Total preferred/ other	140
Equity	7,009

Total capitalization	$14,591

Debt	51%
Junior Subordinated Debentures	1%
Common shareholders’ equity	48%

Total	100%

Sales Analysis — Q4 2011
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2011	Q4 2010	% Change

Residential	3,549	3,425	4%
Commercial	4,029	3,910	3%
Industrial	2,386	2,757	-13%
Other	793	812	-2%

	10,757	10,904	-1%
Choice	1,341	1,330	1%

TOTAL SALES	12,098	12,234	-1%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2011	Q4 2010	% Change

Residential	503,087	459,698	9%
Commercial	420,851	389,259	8%
Industrial	171,790	188,414	-9%
Other	51,516	52,952	-3%

	1,147,244	1,090,323	5%
Choice	23,811	27,654	-14%

TOTAL REVENUES	1,171,055	1,117,977	5%

Gas Sales — MichCon Service Area (MMcf)

	Q4 2011	Q4 2010	% Change

Residential	27,022	31,083	-13%
Commercial	5,999	7,243	-17%
Industrial	198	230	-14%

	33,219	38,556	-14%
End User Transportation*	36,446	39,492	-8%

TOTAL SALES	69,665	78,048	-11%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q4 2011	Q4 2010	% Change

Residential	241,667	299,182	-19%
Commercial	51,817	67,998	-24%
Industrial	1,548	1,935	-20%

	295,033	369,115	-20%
End User Transportation*	52,343	54,075	-3%

TOTAL REVENUES	347,375	423,191	-18%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2011	Q4 2010	% Change

Actuals	5	5	0%
Normal	6	6

Deviation from normal	-17%	-17%
Heating Degree Days
MichCon service territory

	Q4 2011	Q4 2010	% Change

Actuals	1,905	2,249	-15%
Normal	2,255	2,206

Deviation from normal	-16%	2%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q4 2011	Q4 2010

MichCon	(12)	—	Warmer weather decreased MichCon’s earnings by ($12M) Q4 2011.

Sales Analysis — YTD December 31, 2011
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2011	YTD 2010	% Change

Residential	15,907	15,726	1%
Commercial	16,779	16,570	1%
Industrial	9,739	10,195	-4%
Other	3,136	3,210	-2%

	45,561	45,701	0%
Choice	5,445	5,005	9%

TOTAL SALES	51,006	50,706	1%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2011	YTD 2010	% Change

Residential	2,182,292	2,052,608	6%
Commercial	1,704,282	1,628,757	5%
Industrial	692,424	687,960	1%
Other	199,715	193,014	3%

	4,778,713	4,562,339	5%
Choice	101,482	106,553	-5%

TOTAL REVENUES	4,880,195	4,668,892	5%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2011	YTD 2010	% Change

Residential	95,935	91,543	5%
Commercial	23,203	23,490	-1%
Industrial	812	678	20%

	119,950	115,711	4%
End User Transportation*	141,233	139,605	1%

TOTAL SALES	261,183	255,316	2%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2011	YTD 2010	% Change

Residential	919,359	992,342	-7%
Commercial	214,079	249,125	-14%
Industrial	6,653	6,412	4%

	1,140,090	1,247,879	-9%
End User Transportation*	207,090	196,685	5%

TOTAL REVENUES	1,347,181	1,444,564	-7%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2011	YTD 2010	% Change

Actuals	1,039	1,071	-3%
Normal	736	736

Deviation from normal	41%	46%
Heating Degree Days
MichCon service territory

	YTD 2011	YTD 2010	% Change

Actuals	6,321	6,021	5%
Normal	6,399	6,403

Deviation from normal	-1%	-6%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2011	YTD 2010

MichCon	(1)	(11)	Warmer weather decreased MichCon’s earnings by ($1M) in 2011.

Detroit Edison Temperature Normal Sales Analysis -
December 31, 2011
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	Q4 2011	Q4 2010	% Change

Residential	3,729	3,449	8%
Commercial	4,030	3,911	3%
Industrial	2,386	2,757	-13%
Other	793	812	-2%

	10,938	10,929	0%
Choice	1,341	1,330	1%

TOTAL SALES	12,280	12,259	0%

Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	YTD 2011	YTD 2010	% Change

Residential	15,213	14,979	2%
Commercial	16,461	16,293	1%
Industrial	9,706	10,165	-5%
Other	3,136	3,210	-2%

	44,516	44,647	0%
Choice	5,378	4,944	9%

TOTAL SALES	49,894	49,591	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice)(GWh)

	Q4 2011	Q4 2010	% Change

Residential	3,729	3,449	8%
Commercial	4,884	4,726	3%
Industrial	2,874	3,272	-12%
Other	793	812	-2%

TOTAL SALES	12,280	12,259	0%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	YTD 2011	YTD 2010	% Change

Residential	15,213	14,980	2%
Commercial	19,799	19,469	2%
Industrial	11,745	11,933	-2%
Other	3,136	3,210	-2%

TOTAL SALES	49,894	49,591	1%